UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )
_______________________________

☒ Filed by the Registrant

☐ Filed by a party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
NuScale Power Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUSCALE POWER CORPORATION
1100 NE CIRCLE BLVD., SUITE 200
CORVALLIS, OR 97330

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SMR2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63256-P26588

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUSCALE POWER CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

1) Alan L. Boeckmann
2) Bum-Jin Chung
3) Alvin C. Collins, III
4) Shinji Fujino
5) John L. Hopkins
6) Kent Kresa
7) Diana J. Walters
8) Kimberly O. Warnica

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. An advisory vote to approve the Company's executive compensation.	☐	☐	☐

The Board of Directors recommends you vote "1 Year" on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. An advisory vote to approve frequency of future advisory votes on the Company's executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

	For	Against	Abstain
4. The amendment of the Company's Certificate of Incorporation regarding the waiver of corporate opportunities.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.

	For	Against	Abstain
5. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V63257-P26588 NUSCALE POWER CORPORATION Annual Meeting of Stockholders May 23, 2025 at 2:00 p.m., Pacific Time This proxy is solicited by the Board of Directors of NuScale Power Corporation The undersigned hereby appoints John L. Hopkins and R. Ramsey Hamady, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of NuScale Power Corporation common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of NuScale Power Corporation to be held Friday, May 23, 2025 at 2:00 p.m., Pacific Time, virtually at www.virtualshareholdermeeting.com/SMR2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR the advisory resolution to approve the Company's executive compensation under Proposal 2, FOR the 1-YEAR approval frequency of future advisory votes on the Company's executive compensation under Proposal 3, FOR the amendment of the Company's Certificate of Incorporation regarding the waiver of corporate opportunities under Proposal 4, and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 under Proposal 5. With respect to such other business as may properly come before the meeting, the named proxies will vote on those matters in their discretion. Continued and to be signed on reverse side
Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63258-P26588 NUSCALE POWER CORPORATION 2025 Annual Meeting Vote by May 22, 2025 11:59 p.m., Eastern Time You invested in NUSCALE POWER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2025. Vote Virtually at the Meeting* May 23, 2025 2:00 p.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/SMR2025 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. NUSCALE POWER CORPORATION 1100 NE CIRCLE BLVD., SUITE 200 CORVALLIS, OR 97330

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V63259-P26588 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. For 1. Election of Directors Nominees: 1) Alan L. Boeckmann 2) Bum-Jin Chung 3) Alvin C. Collins, III 4) Shinji Fujino 5) John L. Hopkins 6) Kent Kresa 7) Diana J. Walters 8) Kimberly O. Warnica 2. An advisory vote to approve the Company’s executive compensation. For 3. An advisory vote to approve frequency of future advisory votes on the Company's executive compensation. 1 Year 4. The amendment of the Company's Certificate of Incorporation regarding the waiver of corporate opportunities. For 5. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.